                                                                    Exhibit 10.2

                         FIRST SUPPLEMENTAL INDENTURE

        This First Supplemental Indenture (this "Supplemental Indenture") dated as of February 27, 1998, is between South Seas Properties Company Limited Partnership, an Ohio limited partnership (the "Partnership"), and SunTrust Bank, Central Florida, National Association, a national banking association (the "Trustee").

                                    RECITALS:

        A. The Partnership and the Trustee entered into an Indenture dated as of March 28, 1996 (the "Indenture"), pursuant to which the Partnership issued 10% Subordinated Notes Due April 15, 2003.

        B. The Partnership and the Trustee desire to enter into this Supplemental Indenture pursuant to Section 9.1(4) of the Indenture.

        C. T&T Resorts, L.C., the general partner of the Partnership, has taken all action required under the Amended and Restated Agreement of Limited Partnership of 1 the Partnership to authorize the execution and delivery of this Supplemental Indenture.

        In consideration of the foregoing, and for other good and valuable 'derat'on, the Partnership and the Trustee hereby agree as follows: consi I I

        1. Capitalized terms that are used but not defined in this Supplemental Indenture shall have the meanings ascribed to them in the Indenture.

        2. The definition of "Other Permitted Indebtedness" in Section 1.1 of the Indenture is hereby amended by inserting the parenthetical "(other than the Notes or any Permitted Real Property Indebtedness)" in the sixth line thereof immediately following the word "Partnership."

        3. The definition of "Other Permitted Indebtedness" in Section 1.1 of the Indenture is hereby further amended by inserting the following words in the eleventh line thereof immediately following the parenthetical therein and immediately preceding the word "and": "with respect to the Properties owned by the Partnership as of the date hereof (sub'ect to adjustment upon the sale by the Partnership of any of the Properties)."

        4. The definition of "Permitted Real Property Indebtedness" in SECTION
1.1 of the Indenture is hereby amended by (a) inserting the parenthetical "(and related tangible or intangible personal property and fixtures)" in the sixth line thereof immediately following the words "real property," (b) inserting THE words ", security agreement, or assignment" in the sixth line thereof immediately following the word "TRUST" and (c) inserting the words "and/or any personal property (tangible or intangible) and FIXTURES relating thereto" in the seventh line thereof immediately following the word "thereon."

        5. ct on 1.1 of THE Indenture IS HEREBY further amended by adding the following DEFINITION:


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         "PROPERTIES'L means the properties owned or operated by the Partnership as of the date of this Indenture.

        6. Section 10.9 of the Indenture IS hereby amended by deleting the word Pladditional" from the second line thereof.

        7. The terms of this Supplemental Indenture shall modify and amend the terms of the Indenture to the extent expressly provided for here'n, but every other term, condition, covenant, representation and warranty contained in the Indenture shall remain unchanged.

        8. This Supplemental Indenture may be executed in any number of i inal, but all of such counterparts, each of which so executed shall be deemed to be an or'g' counterparts shall together constitute but one and the same instrument.

        9. This Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of Oh'o applicable to contracts made and to be performed entirely within that State.

IN WITNESS WHEREOF, the parties have caused this Supplemental Indenture to be duly executed and delivered as of the date first above written.

                              SOUTH SEAS PROPERTIES COMPANY
                              LIMITED PARTNERSHIP, an Ohio limited
                              liability partnership

                              By:      T&T RESORTS, L.C., its General
                                       Partner, a Florida limited liability
                                       company

                              By: /s/ Robert M. Taylor
                                 --------------------------------------
                                 Robert M. Taylor, Manager and Chairman

                              ger and Chairman

                              SUNTRUST BANK, CENTRAL FLORIDA,
                              NATIONAL ASSOCIATION, AS TRUSTEE

                              By: /s/ Gerladine P. Kail
                                 ---------------------------------------
                                  Name: Gerladine P. Kail
                                       ---------------------------------
                                  Title: Senior VP
                                        --------------------------------

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                                  CERTIFICATE
                                  -----------

                  This Certificate is delivered to SunTrust Bank, Central Florida, National Association (the "Trustee") by the undersigned, South Seas Properties Company Limited Partnership, an Ohio limited partnership (the "Partnership"), and McDonald &: Company Securities, Inc., a Delaware corporation ("McDonald"). This Certificate is delivered by the Partnership and McDonald in connection with the First Supplemental Indenture to be entered into between the Partnership and the Trustee in the form of Exhibit A attached hereto (the "Supplemental Indenture").

                  TERMS NOT OTHERWISE defined herein shall have the respective MEANINGS ASCRIBED thereto in the Supplemental Indenture.

                  The Partnership and McDonald hereby certify to the Trustee that as of the date hereof:

                  1. The amendments to the Indenture set forth in the Supplemental Indenture cure an ambiguity, correct or supplement provisions of the Indenture which may be inconsistent with other provisions thereof, or make other provisions with respect to matters or questions arising under the Indenture which are not inconsistent with the provisions of the Indenture.

                  2. The amendments to the Indenture set forth in the Supplemental Indenture are consistent with the intention of the Partnership and McDonald at the time that the Indenture was executed.

3. The above-referenced amendments do not adversely affect the interests of the Holders of the Notes.

This Certificate has been executed and delivered BY the undersigned to the Trustee as of February 27, 1998.

                                   SOUTH SEAS PROPERTIES COMPANY
                                   LIMITED PARTNERSHIP, an Ohio
                                   limited partnership

                                   By:      T&T RESORTS, L.C., its General
                                            Partner, a Florida limited
                                            liability company

                                   By: /s/ Richard E. Krichbaum,
                                      ---------------------------------
                                      Richard E. Krichbaum, Vice
                                      President

                                   McDONALD & COMPANY SECURITIES,
                                   INC., an Ohio cordo@tion

                                   By:
                                      ---------------------------------
                                         Name:
                                              --------------------------
                                         Title:
                                              --------------------------


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                                    EXHIBIT A
                                    ---------

                          FIRST SUPPLEMENTAL INDENTURE
                          ----------------------------

        This First Supplemental indenture (this "Supplemental Indenture") dated as of February 27, 1998, is between South Seas Properties Company L'm'ted Partnersh' Ohio limited partnership (the "Partnership"), and SunTrust Bank, Central Florida, National Association, a national banking association (the "Trustee").

                                    RECITALS:

        A. The Partnership and the Trustee entered into an Indenture dated as of March 28, 1996 (the "Indenture"), pursuant to which the Partnership issued 10% Subordinated Notes Due April 15, 2003.

        B. The Partnership and the Trustee desire to enter into this upplemental Indenture pursuant to Section 9.1(4) of the Indenture.

        C. T&T Resorts, L.C., the general partner of the Partnership, has taken all action required under the Amended and Restated Agreement of Lim'ted Partnersh'p of I I the Partnership to authorize the execution and delivery of this Supplemental Indenture.

        In consideration of the foregoing, and for other good and valuable 'derat'on, the Partnersh'p and the Trustee hereby agree as follows: consi I I

        1. Capitalized terms that are used but not defined in this Supplemental Indenture shall have the meanings ascribed to them in the Indenture.

        2. The definition of "Other Permitted Indebtedness" in Section 1.1 of the Indenture is hereby amended by inserting the parenthetical "(other than the Notes or any Permitted Real Property Indebtedness)" in the sixth line thereof immediately following the word "Partnership."

        3. The definition of "Other Permitted Indebtedness" in Section 1.1 of the Indenture is hereby further amended by inserting the following words in the eleventh line thereof immediately following the parenthetical therein and immediately preceding the word "and": "with respect to the Properties owned by the Partnership as of the date hereof (sub'ect to adjustment upon the sale by the Partnership of any of the Properties)."

        4. The definition of "PERMITTED Real Property Indebtedness" in Section
1.1 of the Indenture is hereby ai-nended by (a) inserting the parenthetical "(and related 'ble or 'ntang'ble personal property and fixtures)" 'n the s'xth I'ne thereof 'mmed'ately tangi 1 1 1 1 1 1 1 1 following the words "real property," (b) inserting the words ", security AGREEMENT, or assignment" in the sixth line thereof immediately following the word "trust" and (c) inserting the words "and/or any personal property (tangible or intangible) and fixtures relating thereto" in the seventh line thereof immediately following the word "thereon."

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        5. Section 1.1 of the Indenture IS hereby further amended by adding the following definition:

         "PROPERTIES" means the properties owned or OPERATED by the Partnership as of the date of this Indenture.

        6. Section 10.9 of the Indenture is hereby amended by deleting the word liadditional" from the second line thereof.

        7. The terms of this Supplemental Indenture shall modify and amend the terms of the Indenture to the extent expressly provided for herein, but every other term, CONDITION, covenant, representation and warranty contained in the Indenture shall remain unchanged.

        8. This Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

        9. This Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of Ohio applicable to contracts made and to be performed entirely within that State.

        IN WITNESS WHEREOF, the parties have caused this Supplemental Indenture to be duly executed and delivered as of the date first above WRITTEN.

SOUTH SEAS PROPERTIES COMPANY
LIMITED PARTNERSHIP, an Ohio limited
liability partnership

By:  T&T RESORTS, L.C., ITS General
     Partner, a Florida limited liability
     company

By:
   -----------------------------------------
    Robert M. Taylor, Manager and Chairman

SUNTRUST BANK, CENTRAL FLORIDA,
NATIONAL ASSOCIATION, AS TRUSTEE

By:
   -----------------------------------------
    Name:
         -----------------------------------
    Title:
          ----------------------------------